U.S. TREASURY RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS                                         August 31, 1998

                                       PRINCIPAL
                                        AMOUNT
ISSUER                               (000'S OMITTED)                VALUE
--------------------------------------------------------------------------------
U.S. TREASURY BILLS  --  74.3%
--------------------------------------------------------------------------------
United States Treasury Bill,
  due 9/03/98                            $ 19,901               $ 19,895,477
United States Treasury Bill,
  due 9/10/98                              19,118                 19,093,859
United States Treasury Bill,
  due 9/15/98                              19,000                 18,959,287
United States Treasury Bill,
  due 9/24/98                              91,432                 91,144,581
United States Treasury Bill,
  due 10/01/98                             90,040                 89,667,648
United States Treasury Bill,
  due 10/08/98                             34,082                 33,909,213
United States Treasury Bill,
  due 10/22/98                             67,321                 66,848,477
United States Treasury Bill,
  due 10/29/98                            119,779                118,830,012
United States Treasury Bill,
  due 11/19/98                            102,410                101,303,683
United States Treasury Bill,
  due 12/31/98                            119,706                117,740,347
                                                                ------------
                                                                 677,392,584
                                                                ------------

                                       PRINCIPAL
                                        AMOUNT
ISSUER                               (000'S OMITTED)                VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES  --  25.2%
--------------------------------------------------------------------------------
United States Treasury Note,
  6.00% due 9/30/98                      $139,342               $139,413,944
United States Treasury Note,
  5.63% due 11/30/98                       65,000                 65,047,670
United States Treasury Note,
  5.75% due 12/31/98                       25,000                 25,047,851
                                                                ------------
                                                                $229,509,465
                                                                ------------
TOTAL INVESTMENTS, AT AMORTIZED COST         99.5%               906,902,049
OTHER ASSETS, LESS LIABILITIES                0.5                  4,942,546
                                            --------------------------------
NET ASSETS                                  100.0%              $911,844,595
                                            ================================

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost (Note 1A)                            $906,902,049
Cash                                                                         784
Receivable for investment sold                                        25,646,772
Interest receivable                                                    4,692,955
--------------------------------------------------------------------------------
    Total assets                                                     937,242,560
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investment purchased                                      25,293,945
Payable to affiliate -- Investment Advisory fees (Note 2A)                58,487
Accrued expenses and other liabilities                                    45,533
--------------------------------------------------------------------------------
    Total liabilities                                                 25,397,965
--------------------------------------------------------------------------------
NET ASSETS                                                          $911,844,595
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                            $911,844,595
--------------------------------------------------------------------------------


U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B)                                          $45,072,683
EXPENSES:
Investment Advisory fees (Note 2A)                      $1,289,761
Administrative fees (Note 2B)                              429,920
Custody and fund accounting fees                           210,699
Auditing fees                                               20,100
Trustee fees                                                11,547
Legal fees                                                   4,049
Miscellaneous                                               35,489
--------------------------------------------------------------------------------
    Total expenses                                       2,001,565
Less aggregate amounts waived by Investment Adviser
  and Administrator (Notes 2A and 2B)                   (1,141,331)
Less fees paid indirectly (Note 1D)                           (994)
--------------------------------------------------------------------------------
    Net expenses                                                         859,240
--------------------------------------------------------------------------------
Net investment income                                                $44,213,443
================================================================================

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED AUGUST 31,
                                                         --------------------------------
                                                               1998             1997
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                    $    44,213,443  $    43,903,935
-----------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                1,935,301,975    1,742,310,476
Value of withdrawals                                      (1,975,581,019)  (1,646,108,001)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital
  transactions                                               (40,279,044)      96,202,475
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                     3,934,399      140,106,410
-----------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                          907,910,196      767,803,786
-----------------------------------------------------------------------------------------
End of period                                            $   911,844,595  $   907,910,196
=========================================================================================


U.S. TREASURY RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED AUGUST 31,
                                        ----------------------------------------------------
                                          1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's
  omitted)                              $911,845   $907,910   $767,804   $832,258   $726,569
Ratio of expenses to average net assets    0.10%      0.10%      0.10%      0.10%      0.12%
Ratio of net investment income to
  average net assets                       5.14%      5.15%      5.20%      5.36%      3.43%
Note: If the agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets             0.23%      0.24%      0.25%      0.25%      0.26%
Net investment income to average net
  assets                                   5.01%      5.01%      5.05%      5.21%      3.30%
============================================================================================

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES U.S. Treasury Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

   Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. VALUATION OF INVESTMENTS Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   B. INVESTMENT INCOME AND EXPENSES Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

   C. FEDERAL INCOME TAXES The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. FEES PAID INDIRECTLY The Portfolio's custodian bank calculates its fees based on the Portfolio's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

   E. OTHER Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY FEES AND ADMINISTRATIVE FEES
   A. INVESTMENT ADVISORY FEE The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $1,289,761, of which $711,411 was voluntarily waived for the year ended August 31, 1998.

   The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

   B. ADMINISTRATIVE FEES Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $429,920, all of which was voluntarily waived for the year ended August 31, 1998. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, maturities and sales of U.S. Treasury obligations, aggregated $7,644,183,016 and $7,672,254,966 respectively, for the year ended August 31, 1998.

4. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Portfolio was $2,987. Since the line of credit was established, there have been no borrowings.

U.S. TREASURY RESERVES PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
U.S. TREASURY RESERVES PORTFOLIO:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Treasury Reserves Portfolio (a New York Trust) as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1998